UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2021
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series D Preferred Stock, no par value	WTFCM	The NASDAQ Global Select Market
Series E Preferred Stock, no par value	WTFCP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Wintrust Financial Corporation (the "Company") held its 2021 Annual Meeting of Shareholders (the "Annual Meeting") on May 27, 2021. At the Annual Meeting, the Company’s shareholders (i) elected all twelve of the Company’s director nominees, (ii) approved the amended and restated employee stock purchase plan to increase the number of shares that may be offered by 200,000 shares of common stock, (iii) approved an advisory (non-binding) proposal approving the Company’s 2020 executive compensation as described in the Company’s proxy statement, and (iv) ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2021. The results of the vote at the Annual Meeting were as follows:

Proposal No. 1 — Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter D. Crist	48,151,705	1,721,092	33,018	2,645,370
Bruce K. Crowther	48,091,009	1,787,685	27,121	2,645,370
William J. Doyle	49,039,994	823,502	42,319	2,645,370
Marla F. Glabe	49,653,172	226,375	26,268	2,645,370
H. Patrick Hackett, Jr.	48,266,851	1,604,539	34,425	2,645,370
Scott K. Heitmann	48,632,240	1,244,837	28,738	2,645,370
Deborah L. Hall Lefevre	49,698,138	180,390	27,287	2,645,370
Suzet M. McKinney	49,725,773	153,719	26,323	2,645,370
Gary D. “Joe” Sweeney	49,147,111	725,524	33,180	2,645,370
Karin Gustafson Teglia	49,617,063	262,779	25,973	2,645,370
Alex E. Washington, III	49,552,522	325,808	27,485	2,645,370
Edward J. Wehmer	49,454,321	422,605	28,889	2,645,370

Proposal No. 2 — Amended and Restated Employee Stock Purchase Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,610,984	219,796	75,035	2,645,370

Proposal No. 3 — Advisory Vote on 2020 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,054,907	9,683,062	167,846	2,645,370

Proposal No. 4 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,900,344	1,600,830	50,011	—

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary
Date: June 2, 2021

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